Reconciliation of loss after income tax to net cash used in operating activities	12 Months Ended
Jun. 30, 2021
Text block [abstract]
Reconciliation of loss after income tax to net cash used in operating activities
Note 30. Reconciliation of loss after income tax to net cash used in operating activities

	2021	2020	2019
	A$’000	A$’000	A$’000

Loss after income tax expense from continuing operations	(8,422)	(12,467)	(10,270)

Adjustments for:
Depreciation & amortisatio n	1,265	1,084	1,084
Impairment of property, plant & equipment	—	—	1
Net fair value loss on financial assets	—	168	1,809
Share based payments	637	262	246
Foreign exchange difference s	430	—	—
Loss on contingent consideration	2,570	474	63

Change in operating assets & liabilities:	(3,521)	(10,479)	(7,067)
Decrease in trade and other receivables	(5,027)	358	825
Increase in accrued revenue	—	—	(138)
Decrease/(increase) in prepayment s	(1,182)	(168)	398
Decrease/(increase) in trade and other payables	1,010	1,722	(409)
Decrease in deferred tax liability	(484)	(298)	(298)
Increase/(decrease) in other provisions	93	55	(25)

Net cash used in operating activities	(9,111)	(8,810)	(6,714)

Significant
non-cash
transactions
During the year the consolidated entity acquired a licensing agreement in relation to the asset EVT801. At year end no portion of the purchase price had been paid and accordingly the transaction does not appear in the cash flow statement.
Furthermore, the consolidated entity issued shares in satisfaction of an acquisition milestone. This transaction did not involve cash and accordingly the transaction does not appear in the cash flow statement.